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                                                                    EXHIBIT 23.2


                       CONSENT OF KPMG PEAT MARWICK LLP
                       --------------------------------



The Board of Directors
Culligan Water Technologies, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                    KPMG Peat Marwick LLP


Chicago, Illinois
May 9, 1997